Putnam
Capital
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

[GRAPHIC OMITTED: PIE CRIMPER]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We wish this report to shareholders of Putnam Capital Opportunities Fund carried more positive results for the semiannual period ended October 31, 2002. Even when the reasons are entirely explainable and generally accepted by the investment community, it is never easy to report investment losses.

For a young enterprise such as your fund, it is especially difficult because of the generally negative market environment that has prevailed over much of the fund's short life. It is more distressing to note that the fund's performance during the semiannual period ended October 31, 2002, lagged that of its benchmark and fell below its peer group category average. Details are on page 6.

This is also an appropriate time to counsel patience; just as markets can never rise forever, neither do they fall indefinitely. History has shown again and again that long-term investors who persevere through good times and bad are often the ones who can look back on the bargains they obtained when markets were down. As equities continue their long, nerve-wracking struggle to get back on a positive track, investors should not abandon their long-term perspective.

In the following report, the fund's management team gives a full accounting of performance during the fiscal year's first half and offers its views of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam U.S. Small- and
Mid-Cap Core Team

The first half of Putnam Capital Opportunities Fund's fiscal year was characterized by further weakness in the stock market, including the sharpest quarterly decline since 1987 for the Dow Jones Industrial Average. This difficult environment had investors preparing for a third consecutive year of market losses, which has not happened in more than 60 years. Your fund felt the effects of this turbulent market, delivering a negative total return, which lagged that of its benchmark, the Russell 2000 Index, and the average return for funds in its Lipper peer group. While the performance for the six-month period has been disappointing, we believe the fund is positioned to deliver solid performance over longer time periods. For complete performance information, please see page 6.

Total return for 6 months ended 10/31/02

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -29.71% -33.75%  -29.99% -33.49%  -29.95% -30.65%  -29.92% -32.38%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* DISCOURAGED INVESTORS, WEAK PROFITS BRING MARKET DOWN FURTHER

Investor sentiment played a significant role in the market declines during the semiannual period. Many investors, already discouraged by losses since the market peak in early 2000, either sold stocks or at least avoided getting back into the market. Many were worried about the possibility of a war with Iraq or believed that the economy might slip into another recession before recovering -- an event known as a "double-dip" recession. In addition, corporate profits remained weak, indicating that a market recovery would likely come later than expected.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                  7.6%

Investment banking/
brokerage                6.2%

Commercial and
consumer services        6.0%

Semiconductors           5.4%

Electronics              4.6%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.

The semiannual period ended on a positive note, however, as stocks delivered an impressive rebound in the month of October. In fact, for the Dow Jones Industrial Average, it was the strongest October in history, with a gain of 11%, or 800 points. The Nasdaq Composite Index, which is used as a general measure of technology stock performance, gained 13% in October, rising 19% from its monthly low. A number of positive quarterly earnings announcements helped to ease the investor uncertainty that had plagued the markets throughout the year. October's market rally was followed by another positive event shortly after the close of the semiannual period. The Federal Reserve Board reduced short-term interest rates to 1.25% -- a new 40-year low -- in an attempt to revive the economy. It was the first rate cut of the year, following 11 cuts in 2001.

* FUND WAS POSITIONED FOR ECONOMIC RECOVERY

During the period, we positioned the portfolio to take advantage of an economic recovery, giving greater emphasis to consumer cyclical and technology stocks, which tend to do well when the economy improves. While this proved a disadvantage over the past six months as the market decline continued, we still believe that this strategy will prove beneficial over the longer term. Most data indicate that the economy is recovering, although it may take longer to rebound than it has in previous expansions.

Our focus on consumer cyclicals dampened performance for your fund, particularly in the retail area. In the fund's portfolio, auto parts company Dura Automotive Systems, Inc. declined sharply, as did Charlotte Russe Holding, Inc., a clothing retailer. These stocks suffered losses as consumers became increasingly concerned about the weak economy. Fund performance was also hurt by declines in technology stocks. Although those in the fund's portfolio performed better than most, broad declines across the sector still dampened your fund's absolute returns. We believe technology will benefit when the broader market improves, as evidenced by the strength of the Nasdaq in October. In positioning the portfolio for a recovery, we also decreased the fund's emphasis on more defensive sectors. However, as market weakness continued and uncertainty mounted, investors flocked to these "safer" stocks. This hurt the fund's performance relative to its benchmark.

Fund Profile

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.


* FUND HELPED BY BLEND STRATEGY, STRENGTH IN SELECTED HOLDINGS

Strong performance from some of the fund's largest holdings helped to limit losses during the period. For example, C.R. Bard, Inc., which produces and distributes medical supplies, performed very well. During the period, we sold some stocks of companies that had high debt loads or negative cash flow, even if they had the potential to do well in a stronger economy. These included semiconductor equipment companies Credence Systems Corporation and Nanometrics, Inc.

Performance was also helped by our blend investment strategy, which gives the fund the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Since growth and value stocks tend to perform well at different times, the fund can seek gains even when market leadership shifts between growth and value. Because we anticipated a stronger environment for growth stocks, these were emphasized in the portfolio. However, we were able to balance them with investments in some value stocks, which helped returns in the first half of the fiscal year. Among the strongest-performing value stocks in the portfolio was Pioneer Natural Resources Company, an oil and gas exploration and production company.

* MARKET MAY OFFER BETTER OPPORTUNITIES IN FISCAL YEAR'S SECOND HALF

As we enter the second half of your fund's fiscal year, we continue to believe that stocks across all sectors offer upside potential. It is important to remember that market declines can bring attractive investment opportunities. In many cases, the recent market weakness has enabled us to find companies whose low stock prices are very attractive in relation to their long-term worth. We are particularly optimistic about certain cyclical sectors, such as capital goods and technology, that should benefit from a strengthening economy and increased spending by businesses. In addition, we believe the Fed's latest rate cut will help to restore investor confidence. Regardless of the direction the market takes in the months ahead, we remain committed to our disciplined, rigorous stock selection process. We believe your fund's diversification, which is enhanced by our blend investment strategy, will benefit investors over the long term.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Sovereign Bancorp, Inc.
Banking

C.R. Bard, Inc.
Medical technology

Brunswick Corp.
Leisure

Waddell & Reed Financial, Inc.
Investment banking/brokerage

Cognex Corp.
Semiconductors

Emmis Communications Corp.
Class A
Broadcasting

Viad Corp.
Commercial and consumer services

Avocent Corp.
Computers

Interstate Bakeries Corp.
Food

T Rowe Price Group, Inc.
Investment banking/brokerage

Footnote reads:
These holdings represent 18.7% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Tinh Bui (Portfolio Member), Gerald Moore (Portfolio Member), and Ronald Hua.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (6/1/98)        (6/29/98)       (7/26/99)       (6/29/98)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -29.71% -33.75% -29.99% -33.49% -29.95% -30.65% -29.92% -32.38%
------------------------------------------------------------------------------
1 year          -12.87  -17.88  -13.44  -17.73  -13.45  -14.31  -13.33  -16.37
------------------------------------------------------------------------------
Life of fund      5.30   -0.77    2.05    0.34    2.12    2.12    2.99   -0.64
Annual average    1.17   -0.17    0.46    0.08    0.48    0.48    0.67   -0.14
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                      Russell 2000           Russell 2500            Consumer
                          Index                 Index              price index
------------------------------------------------------------------------------
6 months                -26.33%               -23.07%                 1.00%
------------------------------------------------------------------------------
1 year                  -11.57                 -9.14                  2.08
------------------------------------------------------------------------------
Life of fund            -13.29                 -0.79                 11.50
Annual average           -3.17                 -0.18                  2.49
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 10/31/02

                     Class A        Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV           NAV       NAV     POP
------------------------------------------------------------------------------
4/30/02         $10.67   $11.32     $10.37        $10.45   $10.46   $10.84
------------------------------------------------------------------------------
10/31/02          7.50     7.96       7.26          7.32     7.33     7.60
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (6/1/98)       (6/29/98)       (7/26/99)       (6/29/98)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -34.12% -37.92% -34.37% -37.65% -34.45% -35.11% -34.36% -36.66%
------------------------------------------------------------------------------
1 year          -12.29  -17.36  -12.96  -17.27  -12.99  -13.85  -12.87  -15.95
------------------------------------------------------------------------------
Life of fund      1.37   -4.47   -1.75   -3.39   -1.79   -1.79   -0.95   -4.44
Annual average    0.31   -1.05   -0.41   -0.79   -0.41   -0.41   -0.22   -1.04
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Russell 2000 Index* is an unmanaged list of 2,000 common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

The Russell 2500 Index* is an unmanaged list of 2,500 common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2002 (Unaudited)

COMMON STOCKS (94.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
            712,700 BE Aerospace, Inc. (NON)                                                             $2,180,862
            417,300 Teledyne Technologies, Inc. (NON)                                                     6,029,985
            223,800 Triumph Group, Inc. (NON)                                                             5,509,956
            200,900 United Defense Industries, Inc. (NON)                                                 4,598,601
                                                                                                      -------------
                                                                                                         18,319,404

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,210,800 Mesa Air Group, Inc. (NON)                                                            6,671,508

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
            278,000 Dura Automotive Systems, Inc. (NON)                                                   2,354,660
          1,066,800 Visteon Corp.                                                                         7,030,212
                                                                                                      -------------
                                                                                                          9,384,872

Banking (7.6%)
-------------------------------------------------------------------------------------------------------------------
            306,500 Astoria Financial Corp.                                                               8,024,170
            929,900 Brookline Bancorp, Inc.                                                              10,526,468
            213,100 New York Community Bancorp, Inc.                                                      6,192,686
          1,351,700 Sovereign Bancorp, Inc. (SEG)                                                        19,031,936
            264,000 Webster Financial Corp.                                                               8,556,240
            192,500 Westamerica Bancorporation                                                            8,177,400
            198,600 Wilmington Trust Corp.                                                                6,027,510
                                                                                                      -------------
                                                                                                         66,536,410

Broadcasting (4.0%)
-------------------------------------------------------------------------------------------------------------------
            168,000 Cox Radio, Inc. Class A (NON)                                                         3,988,320
            705,900 Emmis Communications Corp. Class A (NON)                                             15,402,738
            119,580 Media General, Inc. Class A                                                           6,541,026
            708,100 Sinclair Broadcast Group, Inc. (NON)                                                  8,376,823
                                                                                                      -------------
                                                                                                         34,308,907

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
             10,900 Albemarle Corp.                                                                         306,508
            296,821 Ferro Corp.                                                                           7,263,210
            257,800 FMC Corp. (NON)                                                                       7,886,102
                                                                                                      -------------
                                                                                                         15,455,820

Commercial and Consumer Services (6.0%)
-------------------------------------------------------------------------------------------------------------------
            137,700 ADVO, Inc. (NON)                                                                      4,177,818
             67,800 Ceridian Corp. (NON)                                                                    934,284
            408,900 Heidrick & Struggles International, Inc. (NON)                                        5,086,716
            361,700 Maximus, Inc. (NON)                                                                   7,371,446
            371,900 Sabre Holdings Corp. (NON)                                                            7,133,042
          1,063,400 ServiceMaster Co. (The)                                                              10,899,850
            786,900 Viad Corp.                                                                           15,281,598
                                                                                                      -------------
                                                                                                         50,884,754

Communications Equipment (0.7%)
-------------------------------------------------------------------------------------------------------------------
            635,600 Polycom, Inc. (NON)                                                                   6,260,660

Computers (2.8%)
-------------------------------------------------------------------------------------------------------------------
            728,400 Avocent Corp. (NON)                                                                  14,568,000
            569,000 RadiSys Corp. (NON)                                                                   3,806,610
            632,600 SBS Technologies, Inc. (NON)                                                          5,250,580
                                                                                                      -------------
                                                                                                         23,625,190

Consumer Goods (1.3%)
-------------------------------------------------------------------------------------------------------------------
             78,100 International Flavors & Fragrances, Inc.                                              2,620,255
            509,600 Yankee Candle Co., Inc. (The) (NON)                                                   8,739,640
                                                                                                      -------------
                                                                                                         11,359,895

Electric Utilities (3.2%)
-------------------------------------------------------------------------------------------------------------------
            324,300 PNM Resources, Inc.                                                                   7,150,815
            281,900 SCANA Corp.                                                                           8,225,842
          1,967,300 Sierra Pacific Resources (NON)                                                       11,764,454
                                                                                                      -------------
                                                                                                         27,141,111

Electronics (4.6%)
-------------------------------------------------------------------------------------------------------------------
            456,400 Belden, Inc.                                                                          6,321,140
            464,530 Garmin, Ltd. (Cayman Islands) (NON)                                                   9,717,968
            502,100 Merix Corp. (NON)                                                                     4,523,921
          1,038,400 PerkinElmer, Inc.                                                                     7,227,264
            656,570 Thermo Electron Corp. (NON)                                                          12,074,322
                                                                                                      -------------
                                                                                                         39,864,615

Engineering & Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
            525,500 Insituform Technologies, Inc. Class A (NON)                                           8,360,705

Entertainment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            468,600 Regal Entertainment Group Class A                                                     9,043,980

Financial (1.0%)
-------------------------------------------------------------------------------------------------------------------
            608,000 Interactive Data Corp. (NON)                                                          8,828,160

Food (1.6%)
-------------------------------------------------------------------------------------------------------------------
            538,700 Interstate Bakeries Corp.                                                            13,419,017

Forest Products and Packaging (0.7%)
-------------------------------------------------------------------------------------------------------------------
            494,800 Smurfit-Stone Container Corp. (NON)                                                   6,437,348

Gaming & Lottery (2.4%)
-------------------------------------------------------------------------------------------------------------------
            454,100 Argosy Gaming Co. (NON)                                                               9,086,541
          1,547,200 Park Place Entertainment Corp. (NON)                                                 11,217,200
                                                                                                      -------------
                                                                                                         20,303,741

Health Care Services (4.0%)
-------------------------------------------------------------------------------------------------------------------
            274,600 AdvancePCS (NON)                                                                      6,892,460
            295,900 First Health Group Corp. (NON)                                                        7,687,482
            596,900 On Assignment, Inc. (NON)                                                             5,074,247
            193,300 Oxford Health Plans, Inc. (NON)                                                       6,873,748
             84,900 Pediatrix Medical Group, Inc. (NON)                                                   3,396,000
            127,200 Renal Care Group, Inc. (NON)                                                          4,025,880
                                                                                                      -------------
                                                                                                         33,949,817

Insurance (1.8%)
-------------------------------------------------------------------------------------------------------------------
            293,700 IPC Holdings, Ltd. (Bermuda) (NON)                                                    9,154,629
            368,000 Odyssey Re Holdings Corp.                                                             6,704,960
                                                                                                      -------------
                                                                                                         15,859,589

Investment Banking/Brokerage (6.2%)
-------------------------------------------------------------------------------------------------------------------
            351,600 A.G. Edwards, Inc.                                                                   11,567,640
            459,000 Federated Investors, Inc.                                                            12,301,200
            474,400 T Rowe Price Group, Inc.                                                             13,392,312
            982,400 Waddell & Reed Financial, Inc.                                                       17,192,000
                                                                                                      -------------
                                                                                                         54,453,152

Leisure (2.1%)
-------------------------------------------------------------------------------------------------------------------
            873,200 Brunswick Corp.                                                                      17,970,456

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------------------------------------------
            116,900 Four Seasons Hotels, Inc. (Canada)                                                    3,840,165
            423,687 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   5,550,300
                                                                                                      -------------
                                                                                                          9,390,465

Machinery (3.0%)
-------------------------------------------------------------------------------------------------------------------
            337,100 Briggs & Stratton                                                                    12,961,495
            419,300 Kennametal, Inc.                                                                     13,069,581
                                                                                                      -------------
                                                                                                         26,031,076

Manufacturing (2.3%)
-------------------------------------------------------------------------------------------------------------------
            168,900 Actuant Corp. Class A (NON)                                                           6,722,220
            385,100 Pentair, Inc.                                                                        12,723,704
                                                                                                      -------------
                                                                                                         19,445,924

Medical Technology (5.1%)
-------------------------------------------------------------------------------------------------------------------
            152,800 Bio-Rad Laboratories, Inc. Class A (NON)                                              6,510,808
            327,700 C.R. Bard, Inc.                                                                      18,328,261
            750,500 Pall Corp.                                                                           13,036,185
            437,400 Sybron Dental Specialties, Inc. (NON)                                                 6,320,430
                                                                                                      -------------
                                                                                                         44,195,684

Metal Fabricators (0.7%)
-------------------------------------------------------------------------------------------------------------------
            209,500 Mueller Industries, Inc. (NON)                                                        5,604,125

Metals (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,130,800 AK Steel Holding Corp. (NON)                                                          8,186,992
            705,800 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    8,610,760
                                                                                                      -------------
                                                                                                         16,797,752

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------------------------------------------
            529,000 Global Imaging Systems, Inc. (NON)                                                    9,728,310

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
            308,335 Pioneer Natural Resources Co. (NON)                                                   7,668,291

Publishing (0.6%)
-------------------------------------------------------------------------------------------------------------------
            224,100 Belo Corp. Class A                                                                    5,176,710

Real Estate (2.5%)
-------------------------------------------------------------------------------------------------------------------
            335,500 Arden Realty, Inc. (R)                                                                7,179,700
            687,800 FelCor Lodging Trust, Inc. (R)                                                        7,689,604
            186,600 Pan Pacific Retail Properties, Inc. (R)                                               6,251,100
                                                                                                      -------------
                                                                                                         21,120,404

Retail (3.6%)
-------------------------------------------------------------------------------------------------------------------
            542,500 Barnes & Noble, Inc. (NON)                                                           11,446,750
            342,800 Charlotte Russe Holding, Inc. (NON)                                                   4,233,580
            274,700 Cost Plus, Inc. (NON)                                                                 7,939,105
            359,700 Duane Reade, Inc. (NON)                                                               6,920,628
                                                                                                      -------------
                                                                                                         30,540,063

Schools (0.8%)
-------------------------------------------------------------------------------------------------------------------
            377,200 Learning Tree International, Inc. (NON)                                               6,445,971

Semiconductor (5.4%)
-------------------------------------------------------------------------------------------------------------------
            587,280 Applied Films Corp. (NON) (AFF)                                                       8,327,630
            869,500 Cognex Corp. (NON)                                                                   16,485,720
          1,540,600 Lattice Semiconductor Corp. (NON)                                                    10,429,862
          1,080,800 Mykrolis Corp. (NON)                                                                  6,063,288
          2,106,200 Zarlink Semiconductor, Inc. (Canada) (NON)                                            5,412,934
                                                                                                      -------------
                                                                                                         46,719,434

Shipping (2.5%)
-------------------------------------------------------------------------------------------------------------------
            537,450 Pacer International, Inc. (NON)                                                       6,341,910
            289,959 Teekay Shipping Corp. (Bahamas)                                                       9,504,856
            199,900 USFreightways Corp.                                                                   5,617,190
                                                                                                      -------------
                                                                                                         21,463,956

Software (1.6%)
-------------------------------------------------------------------------------------------------------------------
            448,200 Borland Software Corp. (NON)                                                          6,019,326
            487,700 Network Associates, Inc. (NON)                                                        7,749,553
                                                                                                      -------------
                                                                                                         13,768,879

Technology Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
            318,300 BARRA, Inc. (NON)                                                                    11,423,787
          1,347,100 BearingPoint, Inc. (NON)                                                             10,507,380
            317,996 Equifax, Inc.                                                                         7,491,985
                                                                                                      -------------
                                                                                                         29,423,152

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
            457,000 Tommy Hilfiger Corp. (Hong Kong) (NON)                                                3,450,350
                                                                                                      -------------
                    Total Common Stocks (cost $1,017,201,668)                                          $815,409,657

SHORT-TERM INVESTMENTS (9.9%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
        $42,921,426 Short-term investments held as collateral for loaned securities with yields ranging from 1.72% to 1.99%
                    and due dates ranging from November 1, 2002 to
                    December 23, 2002 (d)                                                               $42,892,792
         42,350,449 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to 1.93% and
                    due dates ranging from November 1, 2002 to
                    December 20, 2002 (d)                                                                42,350,449
                                                                                                      -------------
                    Total Short-Term Investments (cost $85,243,241)                                     $85,243,241
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,102,444,909)                                            $900,652,898
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $859,074,609.

(NON) Non-income producing security.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2002.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2002
                                  Aggregate Face  Expiration    Unrealized
                    Market Value       Value         Date      Appreciation
------------------------------------------------------------------------------
S&P 500 Index (Long) $23,905,800     $22,560,405    Dec-02      $1,345,395
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $40,491,461
of securities on loan (identified cost $1,102,444,909) (Note 1)                $900,652,898
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           814,586
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,277,467
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   13,441,881
-------------------------------------------------------------------------------------------
Total assets                                                                    917,186,832

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        211
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               143,137
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,158,260
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,062,288
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,284,727
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          122,748
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        34,638
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,483
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              322,711
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               42,892,792
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               89,228
-------------------------------------------------------------------------------------------
Total liabilities                                                                58,112,223
-------------------------------------------------------------------------------------------
Net assets                                                                     $859,074,609

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,134,757,786
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (1,762,592)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (73,473,969)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (200,446,616)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $859,074,609

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($339,580,898 divided by 45,253,407 shares)                                           $7.50
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.50)*                                $7.96
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($275,707,892 divided by 37,968,979 shares)**                                         $7.26
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($32,539,000 divided by 4,446,478 shares)**                                           $7.32
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,686,415 divided by 2,002,566 shares)                                             $7.33
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.33)*                                $7.60
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($196,560,404 divided by 26,019,290 shares)                                           $7.55
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,044)                                         $3,913,840
-------------------------------------------------------------------------------------------
Interest                                                                            321,096
-------------------------------------------------------------------------------------------
Securities lending                                                                   31,865
-------------------------------------------------------------------------------------------
Total investment income                                                           4,266,801

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,799,465
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      750,007
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    15,005
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,831
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               439,420
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,562,338
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               165,990
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                65,068
-------------------------------------------------------------------------------------------
Other                                                                               352,911
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,160,035
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (121,114)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,038,921
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,772,120)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (79,347,186)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (5,144,893)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                              (255,496,939)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (339,989,018)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(341,761,138)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       October 31              April 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(1,772,120)          $(3,614,798)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (84,492,079)           18,591,119
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (255,496,939)           33,759,616
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (341,761,138)           48,735,937
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
   Class A                                                                     --            (2,210,645)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (2,242,651)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (204,853)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (136,521)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --            (1,202,276)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     167,267,513           590,834,274
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (174,493,625)          633,573,265

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,033,568,234           399,994,969
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
of $1,762,592 and undistributed net investment income
of $9,528, respectively)                                            $ 859,074,609        $1,033,568,234
-------------------------------------------------------------------------------------------------------

* Unaudited




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                           October 31                                         June 1, 1998+
operating performance               (Unaudited)           Year ended April 30           to April 30
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.67       $10.18        $9.38        $8.07        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.03)        (.04)        (.06)         .03 (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (3.16)         .62         2.64         1.37         (.43) (e)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.17)         .59         2.60         1.31         (.40)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.10)       (1.80)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.10)       (1.80)          --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.50       $10.67       $10.18        $9.38        $8.07
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.71)*       5.82        27.85        16.23        (4.73)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $339,581     $375,990     $167,930      $90,219      $62,900
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .55*        1.10         1.17         1.20         1.15* (d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.07)*       (.31)        (.40)        (.67)         .30* (d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.25*      119.64       220.96       272.09       272.40*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class A share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            October 31                                       June 29, 1998+
operating performance               (Unaudited)          Year ended April 30           to April 30
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.37        $9.96        $9.28        $8.03        $8.40
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.10)        (.12)        (.13)        (.02) (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (3.07)         .61         2.60         1.38         (.34) (e)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.11)         .51         2.48         1.25         (.36)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.10)       (1.80)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.10)       (1.80)          --         (.01)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.26       $10.37        $9.96        $9.28        $8.03
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.99)*       5.14        26.80        15.57        (4.27)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $275,708     $360,549     $165,011      $94,738      $84,777
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .93*        1.85         1.92         1.95         1.69* (d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.45)*      (1.06)       (1.14)       (1.42)        (.34)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.25*      119.64       220.96       272.09       272.40*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class B share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            October 31                           July 26, 1999+
operating performance               (Unaudited)    Year ended April 30     to April 30
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.45       $10.04        $9.34        $8.22
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.10)        (.11)        (.11)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.09)         .61         2.61         1.23
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.13)         .51         2.50         1.12
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.10)       (1.80)          --
----------------------------------------------------------------------------------------
Total distributions                       --         (.10)       (1.80)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.32       $10.45       $10.04        $9.34
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.95)*       5.10        26.84        13.63*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $32,539      $35,600      $11,315       $1,971
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .93*        1.85         1.92         1.50*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.45)*      (1.05)       (1.11)       (1.16)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.25*      119.64       220.96       272.09
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            October 31                                       June 29, 1998+
operating performance               (Unaudited)           Year ended April 30          to April 30
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.46       $10.02        $9.32        $8.05        $8.40
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.08)        (.09)        (.11)        (.01) (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (3.10)         .62         2.59         1.38         (.32) (e)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.13)         .54         2.50         1.27         (.33)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --           --           --         (.02)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.10)       (1.80)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.10)       (1.80)          --         (.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.33       $10.46       $10.02        $9.32        $8.05
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.92)*       5.41        26.90        15.78        (3.98)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,686      $22,563      $12,368       $7,790       $4,408
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .80*        1.60         1.67         1.70         1.48* (d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.33)*       (.81)        (.88)       (1.18)        (.13)* (d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 47.25*      119.64       220.96       272.09       272.40*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class M share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                             Oct. 31    Year ended   Oct. 2, 2000+
operating performance               (Unaudited)    April 30   to April 30
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.73       $10.20       $12.42
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)     (.01)          -- (d)
---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (3.18)         .64         (.42)
---------------------------------------------------------------------------
Total from
investment operations                  (3.18)         .63         (.42)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.10)       (1.80)
---------------------------------------------------------------------------
Total distributions                       --         (.10)       (1.80)
---------------------------------------------------------------------------
Net asset value,
end of period                          $7.55       $10.73       $10.20
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.64)*       6.20        (3.25)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $196,560     $238,866      $43,371
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .43*         .85          .53*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .05*        (.05)        (.05)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 47.25*      119.64       220.96
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are undervalued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2002, the value of securities loaned amounted to $40,491,461. The fund received cash collateral of $42,892,792 which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended October 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The aggregate identified cost on a tax basis is $1,111,295,667, resulting in gross unrealized appreciation and depreciation of $19,136,418 and $229,779,187, respectively, or net unrealized depreciation of $210,642,769.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2002, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2002, the fund's expenses were reduced by $121,114 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,385 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $134,565 and $3,661 from the sale of class A and class M shares, respectively, and received $320,780 and $4,438 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2002, Putnam Retail Management, acting as underwriter received $10,516 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $588,004,678 and $426,553,859, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,471,203        $213,051,608
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            24,471,203         213,051,608

Shares repurchased                         (14,444,258)       (122,033,029)
---------------------------------------------------------------------------
Net increase                                10,026,945         $91,018,579
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,276,129        $309,791,679
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               214,857           2,133,580
---------------------------------------------------------------------------
                                            30,490,986         311,925,259

Shares repurchased                         (11,765,108)       (118,998,720)
---------------------------------------------------------------------------
Net increase                                18,725,878        $192,926,539
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,075,078        $130,445,117
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            15,075,078         130,445,117

Shares repurchased                         (11,889,633)        (97,908,710)
---------------------------------------------------------------------------
Net increase                                 3,185,445         $32,536,407
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,759,037        $267,621,273
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               217,957           2,107,559
---------------------------------------------------------------------------
                                            26,976,994         269,728,832

Shares repurchased                          (8,763,030)        (85,502,008)
---------------------------------------------------------------------------
Net increase                                18,213,964        $184,226,824
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,113,261         $18,061,333
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,113,261          18,061,333

Shares repurchased                          (1,074,596)         (8,998,583)
---------------------------------------------------------------------------
Net increase                                 1,038,665          $9,062,750
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,349,251         $33,940,085
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,512             180,564
---------------------------------------------------------------------------
                                             3,367,763          34,120,649

Shares repurchased                          (1,087,234)        (10,908,348)
---------------------------------------------------------------------------
Net increase                                 2,280,529         $23,212,301
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    608,631          $5,331,771
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               608,631           5,331,771

Shares repurchased                            (764,003)         (6,823,813)
---------------------------------------------------------------------------
Net decrease                                  (155,372)        $(1,492,042)
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,706,866         $17,288,842
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,670             133,355
---------------------------------------------------------------------------
                                             1,720,536          17,422,197

Shares repurchased                            (796,501)         (7,414,673)
---------------------------------------------------------------------------
Net increase                                   924,035         $10,007,524
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,223,599         $90,174,901
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            10,223,599          90,174,901

Shares repurchased                          (6,473,174)        (54,033,082)
---------------------------------------------------------------------------
Net increase                                 3,750,425         $36,141,819
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,396,190        $235,346,792
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               120,589           1,202,276
---------------------------------------------------------------------------
                                            23,516,779         236,549,068

Shares repurchased                          (5,500,910)        (56,087,982)
---------------------------------------------------------------------------
Net increase                                18,015,869        $180,461,086
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                        Purchase               Sales            Dividend              Market
Affiliates                  Cost                Cost              Income               Value
----------------------------------------------------------------------------------------------
Name of affiliate
----------------------------------------------------------------------------------------------
Applied Films Corp.   $1,423,137                 $--                 $--          $8,327,630
----------------------------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Joseph P. Joseph
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA068-84074  2II  12/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Capital Opportunities Fund
Supplement to Semiannual Report dated 10/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.


SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/02

                                                                        NAV

6 month                                                              -29.64%
1 year                                                               -12.59
Life of fund (since class A inception, 6/1/98)                         6.00
Annual average                                                         1.33

Share value:                                                            NAV

4/30/02                                                              $10.73
10/31/02                                                              $7.55

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.








Putnam
Mid Cap
Value Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

[GRAPHIC OMITTED: RED LANTERN]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We wish this report to shareholders of Putnam Mid Cap Value Fund carried more positive results for the semiannual period ended October 31, 2002. Even when the reasons are entirely explainable and generally accepted by the investment community, it is never easy to report investment losses.

For a young enterprise such as your fund, it is especially difficult because of the generally negative market environment that has prevailed since its inception. It is of some comfort to note, however, that the fund's performance during the semiannual period ended October 31, 2002, was in line with its peers, although slightly behind that of its benchmark.

This is also an appropriate time to counsel patience; just as markets can never rise forever, neither do they continue to fall indefinitely. History has shown again and again that long-term investors who persevere through good times and bad benefit from the bargains they obtained when markets were down. As equities continue their long, nerve-wracking struggle to get back on a positive track, investors should not abandon their long-term perspective.

In the following report, the fund's management team gives an account of performance during the fiscal year's first half and offers its views of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
December 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Small- and Mid-Cap
Value Team

The six months ended October 31, 2002, marked the end of an extremely difficult period for equity investors. The first quarter of 2002 appeared to signal the continuation of a rebound in worldwide equity markets, which up to that point had been recovering steadily from their post-September 11 lows. However, by the beginning of your fund's reporting period, that rebound had tapered off as uncertainty about the strength of the nation's economy and political involvement in the Middle East, coupled with a widespread distrust of corporate accounting practices, emerged as a focal point in the marketplace.

This widespread uncertainty translated into volatility in the third quarter of 2002 -- the single worst quarter for equities since 1987. Investors sought to avoid as much risk as possible and, as a result, bonds outperformed stocks by one of the widest margins in history. Moreover, stocks across all investment styles, market capitalizations, and geographies suffered losses. Value investments, which had outperformed growth stocks since the bear market began in March 2000, finally recorded losses as well. For the reporting period, Putnam Mid Cap Value Fund underperformed its benchmark, the Russell Midcap Value Index, as well as its Lipper category average. Fund management believed some of the more undervalued sectors of the market, such as technology, would show signs of improvement sooner than they did as the overall economy began to recover, and this ultimately hurt performance. Details can be found on page 6.

Total return for 6 months ended 10/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -20.95%  -25.48%  -21.23%  -25.16%  -21.24%  -22.02%  -21.13%  -23.86%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking              6.6%

Retail               5.7%

Electric utilities   5.0%

Electronics          5.0%

Insurance            4.4%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.


* NON-TRADITIONAL VALUE SECTORS OUTPERFORMED, BUT STILL EXPERIENCED DECLINES

At of the close of your fund's previous fiscal year, value stocks had been quietly enjoying their own private bull market while headlines proclaimed the continued struggles of growth stocks and the overall economy. Fund management felt at that time that the traditional defensive, value-oriented sectors of the market -- such as utilities -- were overvalued, and we began working to reduce the fund's exposure to them. Compared with the reduced prices in the rest of the market, we believed stock prices in these sectors had no further room for appreciation and were more likely to decline. On the other hand, we believed sectors that had already experienced a significant downturn, particularly the technology sector, would fare better in a volatile market and, as a part of management's value-seeking investment philosophy, we began increasing your fund's weighting in technology.

Fund Profile

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.

While these typically defensive sectors did in fact suffer over the reporting period, the technology sector saw greater declines than we had anticipated, especially during the third quarter. Your fund's stock selection in technology would likely have proved more beneficial to fund performance had our overweight position in the declining sector not offset the benefit that identifying attractive stocks provided. Despite our attempts to underweight the financials and utilities sectors, we had some limited assets invested in these areas over the reporting period and this positioning detracted considerably from fund performance.

* MARKET DECLINES ALLOWED FOR UPGRADE IN PORTFOLIO QUALITY

Toward the end of the reporting period, as it became apparent that the technology sector had not yet hit its low point, we began scaling back some of our holdings. We sold the fund's positions in Micron Technology, Ingram Micro, and SanDisk at losses in an effort to reduce exposure to the sector. As a result of investors' risk aversion during the period, smaller, less-recognizable companies such as these experienced more severe losses than their larger brand-name counterparts.

Nonetheless, even large well-known companies experienced their share of turmoil. Delta Airlines, Xerox, and Goodyear Tire all experienced a drop in stock prices over the period. While we scaled back or sold our positions in some of these types of companies, this market-wide meltdown of stock prices allowed fund management to take action on the "opportunity" pillar of our investment philosophy. Many industry-leading com panies are currently selling at such reduced prices that they not only qualify as value-style investments, but also in some cases as mid-cap universe investments. The management team is in the process of shifting some of the fund's assets into these traditionally strong, well-known companies, particularly those we believe are suffering from a temporary downturn. Our re cent purchases include Tiffany's, a high-end jeweler and specialty retailer; Parker Hannifin, a leading motion-control equipment manufacturer; BorgWarner, a drive-train components and systems supplier for passenger cars, trucks, and industrial equipment; and City National Corp., which primarily serves business customers based in California.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

T Rowe Price Group, Inc.
Investment banking/brokerage

Boston Properties, Inc.
Real estate

Republic Services, Inc.
Waste management

Consolidated Edison, Inc.
Electric utilities

Northern Trust Corp.
Banking

Catellus Development Corp.
Real estate

Estee Lauder Companies, Inc. (The)
Class A
Consumer goods

BMC Software, Inc.
Software

Newfield Exploration Co.
Oil and gas

Lexmark International, Inc.
Computers

Footnote reads:
These holdings represent 12.7% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.


The third pillar of your fund's strategy, keeping a long-term time horizon, was also a factor in management's investment decisions over the period. To adopt a defensive stance after a period of losses may be an instinctive reaction, but it is rarely a rational one. While we did scale back your fund's technology holdings because the fundamentals had not improved to the extent we had anticipated, we believed that to abandon the technology sector as a whole after it had become even more discounted would be a mistake. We feel that the fund's technology holdings remain undervalued and show even greater potential for recovery today.

* OUTLOOK POSITIVE FOR WELL-POSITIONED PORTFOLIO

Since the bear market began, Putnam Mid Cap Value Fund has outperformed its benchmark at NAV and posted positive returns since May 2000. While the fund's loss during this six-month period is disappointing, we believe that it is primarily the short-term result of an extraordinarily difficult third quarter. We believe that such a historically poor quarter for equities likely marks the bottom for stock market losses, and as the U.S. economic recovery takes firmer hold, we believe your fund is well positioned to benefit.

Four star Overall Morningstar Rating [TRADEMARK] as of 10/31/02 among 194 funds in the Mid-Cap Value category

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Past performance does not indicate future results.

Our shifting of assets into the downtrodden technology sector clearly took place too early; however, we believe that the fund will be positioned to find value in this sector as market conditions become more favorable. Furthermore, the opportunity to invest in such a wide range of industry leaders is a unique one, and the management team will attempt to take full advantage of their discounted prices to upgrade the overall quality of the portfolio. And lastly, maintaining a long-term time horizon will enable investors to weather temporary downturns in the market, which we believe this to be, and allow them to benefit from investing in undervalued companies as market conditions improve.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Tom Hoey (Portfolio Leader), Ned Shadek
(Portfolio Member), Eric Harthun, Francis Perfetuo, and James Polk.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.


TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/99)       (1/16/01)       (1/16/01)       (1/16/01)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months       -20.95% -25.48% -21.23% -25.16% -21.24% -22.02% -21.13% -23.86%
------------------------------------------------------------------------------
1 year          -4.66  -10.13   -5.39  -10.09   -5.40   -6.34   -5.19   -8.48
------------------------------------------------------------------------------
Life of fund    29.80   22.32   26.94   23.94   26.89   26.89   27.91   23.43
Annual average   9.07    6.93    8.26    7.40    8.25    8.25    8.53    7.26
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                                         Russell Midcap          Consumer
                                          Value Index           price index
------------------------------------------------------------------------------
6 months                                   -19.25%                 1.00%
------------------------------------------------------------------------------
1 year                                      -2.97                  2.08
------------------------------------------------------------------------------
Life of fund                                 7.03                  7.85
Annual average                               2.29                  2.55
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

LIPPER INFORMATION:

The average cumulative return for the 210 funds in the Lipper Mid Cap Value Funds category over the 6 months ended 10/31/02 was -20.84%. Over the 1-year and life-of-fund periods ended 10/31/02, annualized returns for the category were -5.08% and 3.64%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/02

                       Class A        Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)                 2               2               2               2
------------------------------------------------------------------------------
Income                $0.050          $0.012          $0.011          $0.023
------------------------------------------------------------------------------
Capital gains           --              --              --              --
------------------------------------------------------------------------------
  Total               $0.050          $0.012          $0.011          $0.023
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV             NAV        NAV     POP
------------------------------------------------------------------------------
4/30/02          $12.00  $12.73       $11.96          $11.96    $11.97  $12.40
------------------------------------------------------------------------------
10/31/02           9.44   10.02         9.41            9.41      9.42    9.76
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)  (11/1/99)       (1/16/01)       (1/16/01)       (1/16/01)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months       -27.13% -31.30% -27.39% -31.01% -27.39% -28.12% -27.37% -29.92%
------------------------------------------------------------------------------
1 year          -6.61  -11.95   -7.23  -11.84   -7.24   -8.17   -7.04  -10.28
------------------------------------------------------------------------------
Life of fund    23.34   16.23   20.73   17.73   20.69   20.69   21.53   17.27
Annual average   7.45    5.29    6.67    5.75    6.65    6.65    6.91    5.61
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell Midcap Value Index is an unmanaged index of all medium and medium small companies in the Russell 1000 Index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2002 (Unaudited)

COMMON STOCKS (98.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            201,400 Interpublic Group of Companies, Inc. (The)                                           $2,410,758

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
             27,900 Northrop Grumman Corp.                                                                2,877,327

Airlines (0.3%)
-------------------------------------------------------------------------------------------------------------------
            162,200 Delta Air Lines, Inc.                                                                 1,634,976

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
             71,800 BorgWarner, Inc.                                                                      3,229,564
            304,900 Dana Corp.                                                                            3,049,000
                                                                                                      -------------
                                                                                                          6,278,564

Banking (6.6%)
-------------------------------------------------------------------------------------------------------------------
             23,700 City National Corp.                                                                   1,072,425
             79,700 Comerica, Inc.                                                                        3,479,702
            109,900 Cullen/Frost Bankers, Inc.                                                            3,805,837
            276,350 Fulton Financial Corp.                                                                5,024,043
            118,300 Marshall & Ilsley Corp.                                                               3,331,328
            198,600 Northern Trust Corp.                                                                  6,915,252
            163,700 People's Bank                                                                         4,027,020
            229,400 Synovus Financial Corp.                                                               4,700,406
             94,400 Zions Bancorporation                                                                  3,795,824
                                                                                                      -------------
                                                                                                         36,151,837

Beverage (1.5%)
-------------------------------------------------------------------------------------------------------------------
             47,400 Adolph Coors Co. Class B                                                              3,245,952
            207,200 Coca-Cola Enterprises, Inc.                                                           4,939,648
                                                                                                      -------------
                                                                                                          8,185,600

Biotechnology (3.6%)
-------------------------------------------------------------------------------------------------------------------
            303,600 Applera Corp. - Applied Biosystems Group                                              6,141,828
            141,600 Genzyme Corp. (NON)                                                                   3,943,560
            143,500 Invitrogen Corp. (NON)                                                                4,000,780
            209,600 Waters Corp. (NON)                                                                    5,277,728
                                                                                                      -------------
                                                                                                         19,363,896

Building Materials (1.6%)
-------------------------------------------------------------------------------------------------------------------
            145,100 Martin Marietta Materials, Inc.                                                       4,039,584
            147,200 Sherwin Williams Co.                                                                  4,025,920
             19,800 Vulcan Materials Co.                                                                    664,488
                                                                                                      -------------
                                                                                                          8,729,992

Capital Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
            100,800 Navistar International Corp.                                                          2,259,936

Chemicals (3.3%)
-------------------------------------------------------------------------------------------------------------------
             87,800 Avery Dennison Corp.                                                                  5,464,672
            173,400 Cytec Industries, Inc. (NON)                                                          4,198,014
            192,000 Great Lakes Chemical Corp.                                                            4,669,440
            108,900 Rohm & Haas Co.                                                                       3,623,103
                                                                                                      -------------
                                                                                                         17,955,229

Commercial and Consumer Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
            141,600 Catalina Marketing Corp. (NON)                                                        2,739,960
            128,400 Manpower, Inc.                                                                        4,378,440
            230,600 Robert Half International, Inc. (NON)                                                 3,851,020
            482,500 ServiceMaster Co. (The)                                                               4,945,625
            158,000 Tech Data Corp. (NON)                                                                 5,048,100
                                                                                                      -------------
                                                                                                         20,963,145

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            277,300 Scientific-Atlanta, Inc.                                                              3,385,833

Computers (2.3%)
-------------------------------------------------------------------------------------------------------------------
            111,000 Lexmark International, Inc. (NON)                                                     6,595,620
            714,500 Symbol Technologies, Inc.                                                             6,180,425
                                                                                                      -------------
                                                                                                         12,776,045

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
            108,500 Textron, Inc.                                                                         4,448,500

Consumer Goods (2.5%)
-------------------------------------------------------------------------------------------------------------------
            138,400 Clorox Co.                                                                            6,218,312
            233,400 Estee Lauder Companies, Inc. (The) Class A                                            6,796,608
             32,600 Yankee Candle Company, Inc. (The) (NON)                                                 559,090
                                                                                                      -------------
                                                                                                         13,574,010

Electric Utilities (5.0%)
-------------------------------------------------------------------------------------------------------------------
            162,700 Consolidated Edison, Inc.                                                             6,926,139
            401,600 Edison International (NON)                                                            4,036,080
             84,300 FPL Group, Inc.                                                                       4,972,014
            327,600 OGE Energy Corp.                                                                      5,225,220
            150,200 Progress Energy, Inc.                                                                 6,266,344
                                                                                                      -------------
                                                                                                         27,425,797

Electronics (5.0%)
-------------------------------------------------------------------------------------------------------------------
            371,400 American Power Conversion Corp. (NON)                                                 4,798,488
            148,800 Analog Devices, Inc. (NON)                                                            3,987,840
            282,000 Arrow Electronics, Inc. (NON)                                                         3,702,660
            314,200 Avnet, Inc. (NON)                                                                     2,922,060
            353,900 Jabil Circuit, Inc. (NON)                                                             5,460,677
            240,100 Molex, Inc.                                                                           6,341,041
                                                                                                      -------------
                                                                                                         27,212,766

Energy (2.4%)
-------------------------------------------------------------------------------------------------------------------
             99,100 BJ Services Co. (NON)                                                                 3,005,703
            188,200 Tidewater, Inc.                                                                       5,301,594
            228,500 Transocean Sedco Forex, Inc. (NON)                                                    5,022,430
                                                                                                      -------------
                                                                                                         13,329,727

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
            136,600 Fluor Corp.                                                                           3,230,590

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
            104,500 MGIC Investment Corp.                                                                 4,384,820

Forest Products and Packaging (1.5%)
-------------------------------------------------------------------------------------------------------------------
            182,300 MeadWestvaco Corp.                                                                    3,819,185
            316,500 Smurfit-Stone Container Corp. (NON)                                                   4,117,665
                                                                                                      -------------
                                                                                                          7,936,850

Health Care Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            202,700 McKesson Corp.                                                                        6,042,487

Household Furniture and Appliances (0.7%)
-------------------------------------------------------------------------------------------------------------------
            123,700 Ethan Allen Interiors, Inc.                                                           3,964,585

Insurance (4.4%)
-------------------------------------------------------------------------------------------------------------------
            101,665 Chubb Corp. (The)                                                                     5,734,923
            101,200 Jefferson-Pilot Corp.                                                                 4,063,180
             85,100 Mercury General Corp.                                                                 3,531,650
            314,900 UnumProvident Corp.                                                                   6,461,748
             56,900 XL Capital, Ltd. Class A (Bermuda)                                                    4,332,935
                                                                                                      -------------
                                                                                                         24,124,436

Investment Banking/Brokerage (3.6%)
-------------------------------------------------------------------------------------------------------------------
             81,400 Bear Stearns Companies, Inc. (The)                                                    4,969,470
            126,100 Investment Technology Group, Inc. (NON)                                               4,022,590
            240,300 Stilwell Financial, Inc.                                                              2,813,913
            270,700 T Rowe Price Group, Inc.                                                              7,641,860
                                                                                                      -------------
                                                                                                         19,447,833

Leisure (0.7%)
-------------------------------------------------------------------------------------------------------------------
            327,700 Callaway Golf Co.                                                                     4,011,048

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            163,100 Marriott International, Inc. Class A                                                  5,044,683

Machinery (1.7%)
-------------------------------------------------------------------------------------------------------------------
            114,200 Ingersoll-Rand Co. Class A (Bermuda)                                                  4,453,800
            107,600 Parker-Hannifin Corp.                                                                 4,694,588
                                                                                                      -------------
                                                                                                          9,148,388

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
            162,700 Dover Corp.                                                                           4,080,516

Medical Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
            211,000 Becton, Dickinson and Co.                                                             6,226,610

Metals (1.4%)
-------------------------------------------------------------------------------------------------------------------
            113,700 Newmont Mining Corp.                                                                  2,810,664
            145,500 Phelps Dodge Corp. (NON)                                                              4,513,410
                                                                                                      -------------
                                                                                                          7,324,074

Natural Gas Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------
            356,400 El Paso Corp.                                                                         2,762,100
            212,200 NiSource, Inc.                                                                        3,505,544
                                                                                                      -------------
                                                                                                          6,267,644

Office Equipment & Supplies (1.9%)
-------------------------------------------------------------------------------------------------------------------
            359,500 Herman Miller, Inc.                                                                   6,488,975
            112,000 Pitney Bowes, Inc.                                                                    3,757,600
                                                                                                      -------------
                                                                                                         10,246,575

Oil & Gas (3.9%)
-------------------------------------------------------------------------------------------------------------------
            113,200 EOG Resources, Inc.                                                                   4,191,796
            204,100 Marathon Oil Corp.                                                                    4,265,690
            190,000 Newfield Exploration Co. (NON)                                                        6,648,100
            231,000 Unocal Corp.                                                                          6,384,840
                                                                                                      -------------
                                                                                                         21,490,426

Photography/Imaging (1.7%)
-------------------------------------------------------------------------------------------------------------------
            194,500 Eastman Kodak Co.                                                                     6,408,775
            413,000 Ikon Office Solutions, Inc.                                                           2,924,040
                                                                                                      -------------
                                                                                                          9,332,815

Publishing (3.6%)
-------------------------------------------------------------------------------------------------------------------
             85,600 Knight-Ridder, Inc.                                                                   5,151,408
             95,500 McGraw-Hill Companies, Inc. (The)                                                     6,159,750
            169,600 R. R. Donnelley & Sons Co.                                                            3,400,480
            103,200 Tribune Co.                                                                           4,958,760
                                                                                                      -------------
                                                                                                         19,670,398

Railroads (2.1%)
-------------------------------------------------------------------------------------------------------------------
            182,600 Burlington Northern Santa Fe Corp.                                                    4,698,298
            141,600 CSX Corp.                                                                             3,908,160
            140,200 GATX Corp.                                                                            2,811,010
                                                                                                      -------------
                                                                                                         11,417,468

Real Estate (4.1%)
-------------------------------------------------------------------------------------------------------------------
            199,400 Boston Properties, Inc. (R)                                                           7,118,580
            382,300 Catellus Development Corp. (NON)                                                      6,804,940
            169,500 Equity Residential Properties Trust (R)                                               4,020,540
            178,500 Post Properties, Inc. (R)                                                             4,185,825
                                                                                                      -------------
                                                                                                         22,129,885

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
             96,100 Outback Steakhouse, Inc.                                                              3,272,205

Retail (5.7%)
-------------------------------------------------------------------------------------------------------------------
            360,600 Autonation, Inc. (NON)                                                                3,825,966
            339,200 Circuit City Stores-Circuit City Group                                                3,361,472
            225,300 CVS Corp.                                                                             6,247,569
            224,500 JC Penney Company, Inc. (Holding Co.)                                                 4,276,725
            148,200 May Department Stores Co.                                                             3,460,470
            123,800 Payless Shoesource, Inc. (NON)                                                        6,251,900
            147,500 Tiffany & Co.                                                                         3,861,550
                                                                                                      -------------
                                                                                                         31,285,652

Semiconductor (2.2%)
-------------------------------------------------------------------------------------------------------------------
            237,500 Cognex Corp. (NON)                                                                    4,503,000
             95,600 Novellus Systems, Inc. (NON)                                                          3,020,960
            365,200 Teradyne, Inc. (NON)                                                                  4,422,572
                                                                                                      -------------
                                                                                                         11,946,532

Shipping (0.8%)
-------------------------------------------------------------------------------------------------------------------
            141,600 CNF Transportation, Inc.                                                              4,558,104

Software (3.4%)
-------------------------------------------------------------------------------------------------------------------
            419,000 BMC Software, Inc. (NON)                                                              6,678,860
            283,400 PeopleSoft, Inc. (NON)                                                                5,129,540
            514,019 Rational Software Corp. (NON)                                                         3,402,806
             52,800 Zebra Technology Corp. (NON)                                                          3,248,256
                                                                                                      -------------
                                                                                                         18,459,462

Technology Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            120,800 Computer Sciences Corp. (NON)                                                         3,900,632
            196,900 Convergys Corp. (NON)                                                                 2,929,872
                                                                                                      -------------
                                                                                                          6,830,504

Telecommunications (0.9%)
-------------------------------------------------------------------------------------------------------------------
            179,800 CenturyTel, Inc.                                                                      5,093,734

Telephone (1.1%)
-------------------------------------------------------------------------------------------------------------------
            120,100 Telephone and Data Systems, Inc.                                                      6,113,090

Tire & Rubber (0.3%)
-------------------------------------------------------------------------------------------------------------------
            259,600 Goodyear Tire & Rubber Co. (The)                                                      1,843,160

Toys (0.9%)
-------------------------------------------------------------------------------------------------------------------
            278,200 Mattel, Inc.                                                                          5,107,752

Waste Management (1.3%)
-------------------------------------------------------------------------------------------------------------------
            345,100 Republic Services, Inc. (NON)                                                         7,102,158
                                                                                                      -------------
                    Total Common Stocks (cost $640,571,365)                                            $536,098,422

SHORT-TERM INVESTMENTS (5.7%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
        $21,108,061 Short-term investments held as collateral for loaned securities with yields ranging from 1.72% to 1.99% and
                    due dates ranging from November 1, 2002 to
                    December 23, 2002 (d)                                                               $21,093,979
         10,138,898 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to 1.93% and
                    due dates ranging from November 1, 2002 to
                    December 20, 2002 (d)                                                                10,138,898
                                                                                                      -------------
                    Total Short-Term Investments (cost $31,232,877)                                     $31,232,877
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $671,804,242)                                              $567,331,299
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $546,156,508.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $20,194,717
of securities on loan (identified cost $671,804,242) (Note 1)                  $567,331,299
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           586,232
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,243,692
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,905,411
-------------------------------------------------------------------------------------------
Total assets                                                                    573,066,634

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    112,458
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,092,013
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,208,387
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        974,795
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           88,120
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         7,536
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            454
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              270,294
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               21,093,979
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               62,090
-------------------------------------------------------------------------------------------
Total liabilities                                                                26,910,126
-------------------------------------------------------------------------------------------
Net assets                                                                     $546,156,508

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $666,100,075
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,443,154)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (13,027,470)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (104,472,943)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $546,156,508

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($258,450,188 divided by 27,380,792 shares)                                           $9.44
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.44)*                               $10.02
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
$232,463,903 divided by 24,702,274 shares)**                                          $9.41
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($26,359,131 divided by 2,800,298 shares)**                                           $9.41
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,645,288 divided by 1,129,883 shares)                                             $9.42
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.42)*                                $9.76
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($18,237,998 divided by 1,931,582 shares)                                             $9.44
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended October 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                        $4,936,784
-------------------------------------------------------------------------------------------
Interest                                                                            170,520
-------------------------------------------------------------------------------------------
Securities lending                                                                   15,431
-------------------------------------------------------------------------------------------
Total investment income                                                           5,122,735

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,077,437
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      539,654
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,048
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,227
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               361,899
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,299,070
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               146,735
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                47,857
-------------------------------------------------------------------------------------------
Other                                                                               324,808
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,814,735
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (49,014)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,765,721
-------------------------------------------------------------------------------------------
Net investment income                                                               357,014
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (23,956,203)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                   (129,611,853)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (153,568,056)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(153,211,042)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       October 31              April 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                    $357,014               $37,705
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (23,956,203)           12,151,020
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (129,611,853)           22,095,211
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (153,211,042)           34,283,936
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                             (1,416,466)             (904,861)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (307,604)               (8,579)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (31,634)                 (536)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (28,823)              (10,963)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (107,518)                   --
-------------------------------------------------------------------------------------------------------
 From net realized short-term gain on investments
   Class A                                                                     --              (736,429)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (611,375)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (73,556)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (32,903)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                                     --              (126,515)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (96,308)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (12,345)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (5,196)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      77,610,941           500,303,348
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (77,492,146)          531,967,718

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   623,648,654            91,680,936
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $2,443,154 and $908,123, respectively)                     $546,156,508          $623,648,654
-------------------------------------------------------------------------------------------------------

* Unaudited.

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           October 31                            Nov. 1, 1999+
operating performance               (Unaudited)     Year ended April 30   to April 30
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.00       $10.71        $9.24        $8.50
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .03          .05          .10 (d)      .05 (d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.54)        1.37         2.69          .74
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.51)        1.42         2.79          .79
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.05)        (.08)        (.11)        (.05)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)       (1.21)          --
----------------------------------------------------------------------------------------
Total distributions                     (.05)        (.13)       (1.32)        (.05)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.44       $12.00       $10.71        $9.24
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.95)*      13.40        32.38         9.38*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $258,450     $298,662      $55,220       $3,846
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .62*        1.24         1.08(d)       .50 (d)*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .24*         .38         1.29(d)       .62 (d)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.94*       52.73       108.14        48.32*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.55% and 0.35% based on average net assets per class A share for the periods ended April 30, 2001 and April 30, 2000, respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                            October 31     ended    Jan. 16, 2001+
operating performance               (Unaudited)    April 30   to April 30
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.96       $10.70       $10.03
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.04)          -- (d)(e)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.53)        1.37          .69
---------------------------------------------------------------------------
Total from
investment operations                  (2.54)        1.33          .69
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.01)        (.02)        (.02)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)          --
---------------------------------------------------------------------------
Total distributions                     (.01)        (.07)        (.02)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.41       $11.96       $10.70
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.23)*      12.50         6.90*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $232,464     $263,306      $30,166
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.99          .58 (d)*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.13)*       (.40)         .05 (d)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 19.94*       52.73       108.14
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended        Year     For the period
Per-share                           October 31      ended    Jan. 16, 2001+
operating performance               (Unaudited)   April 30   to April 30
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.96       $10.69       $10.03
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.04)          -- (d)(e)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.53)        1.38          .68
---------------------------------------------------------------------------
Total from
investment operations                  (2.54)        1.34          .68
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.01)        (.02)        (.02)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)          --
---------------------------------------------------------------------------
Total distributions                     (.01)        (.07)        (.02)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.41       $11.96       $10.69
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.24)*      12.56         6.81*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,359      $30,286       $4,654
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.99          .58 (d)*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.13)*       (.39)         .05 (d)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 19.94*       52.73       108.14
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                    Six months
                                       ended         Year    For the period
Per-share                           October 31      ended    Jan. 16, 2001+
operating performance               (Unaudited)    April 30   to April 30
---------------------------------------------------------------------------
                                        2002         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.97       $10.70       $10.03
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)     (.01)         .01 (e)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.53)        1.37          .68
---------------------------------------------------------------------------
Total from
investment operations                  (2.53)        1.36          .69
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.02)        (.04)        (.02)
---------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)          --
---------------------------------------------------------------------------
Total distributions                     (.02)        (.09)        (.02)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.42       $11.97       $10.70
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (21.13)*      12.79         6.92*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,645      $14,159       $1,641
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*        1.74          .51 (e)*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.01)*       (.15)         .14 (e)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 19.94*       52.73       108.14
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                    Six months
                                       ended    For the period
Per-share                           October 31  April 2, 2002+
operating performance               (Unaudited)   to April 30
--------------------------------------------------------------
                                        2002         2002
--------------------------------------------------------------
Net asset value,
beginning of period                   $12.00       $12.34
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (a)                .04           -- (d)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.54)        (.34)
--------------------------------------------------------------
Total from
investment operations                  (2.50)        (.34)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.06)          --
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
Total distributions                     (.06)          --
--------------------------------------------------------------
Net asset value,
end of period                          $9.44       $12.00
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (20.85)*      (2.76)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,238      $17,236
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .49*         .08*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .37*          -- (e)*
--------------------------------------------------------------
Portfolio turnover (%)                 19.94*       52.73
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund ("the fund") is a series of Putnam Investment Funds (the "trust"), which is registered under the In vest ment Company Act of 1940, as amended, as a diversified, open-end management in vestment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2002, the value of securities loaned amounted to $20,194,717. The fund received cash collateral of $21,093,979 which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended October 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $673,352,207, resulting in gross unrealized appreciation and depreciation of $17,323,608 and $123,344,516, respectively, or net unrealized depreciation of $106,020,908.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2002, the fund's expenses were reduced by $49,014 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,192 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $131,032 and $2,423 from the sale of class A and class M shares, respectively, and received $284,850 and $4,289 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2002, Putnam Retail Management, acting as underwriter received $6,410 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $191,881,251 and $118,124,035, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,912,421        $128,686,833
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               130,607           1,331,775
---------------------------------------------------------------------------
                                            12,043,028         130,018,608

Shares repurchased                          (9,559,499)        (96,515,479)
---------------------------------------------------------------------------
Net increase                                 2,483,529         $33,503,129
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,043,631        $298,432,231
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                71,263             745,236
---------------------------------------------------------------------------
                                            26,114,894         299,177,467

Shares repurchased                          (6,374,041)        (72,822,569)
---------------------------------------------------------------------------
Net increase                                19,740,853        $226,354,898
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,900,059        $107,461,842
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                27,227             276,720
---------------------------------------------------------------------------
                                             9,927,286         107,738,562

Shares repurchased                          (7,237,952)        (72,335,281)
---------------------------------------------------------------------------
Net increase                                 2,689,334         $35,403,281
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,728,245        $248,601,141
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,831             195,390
---------------------------------------------------------------------------
                                            21,747,076         248,796,531

Shares repurchased                          (2,554,435)        (28,282,640)
---------------------------------------------------------------------------
Net increase                                19,192,641        $220,513,891
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,267,220         $13,615,321
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,715              27,404
---------------------------------------------------------------------------
                                             1,269,935          13,642,725

Shares repurchased                          (1,001,391)        (10,078,075)
---------------------------------------------------------------------------
Net increase                                   268,544          $3,564,650
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,919,017         $33,228,060
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,124              22,159
---------------------------------------------------------------------------
                                             2,921,141          33,250,219

Shares repurchased                            (824,636)         (9,310,670)
---------------------------------------------------------------------------
Net increase                                 2,096,505         $23,939,549
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    471,410          $5,146,765
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,709              27,556
---------------------------------------------------------------------------
                                               474,119           5,174,321

Shares repurchased                            (526,977)         (5,340,862)
---------------------------------------------------------------------------
Net decrease                                   (52,858)          $(166,541)
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,319,293         $15,077,915
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,615              16,904
---------------------------------------------------------------------------
                                             1,320,908          15,094,819

Shares repurchased                            (291,584)         (3,292,917)
---------------------------------------------------------------------------
Net increase                                 1,029,324         $11,801,902
---------------------------------------------------------------------------

                                         Six months ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    814,961          $8,591,137
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                10,681             107,518
---------------------------------------------------------------------------
                                               825,642           8,698,655

Shares repurchased                            (330,527)         (3,392,233)
---------------------------------------------------------------------------
Net increase                                   495,115          $5,306,422
---------------------------------------------------------------------------

                                              For the period April 2, 2002
                                           (commencement of operations) to
                                                            April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,446,690         $17,816,872
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,446,690          17,816,872

Shares repurchased                             (10,223)           (123,764)
---------------------------------------------------------------------------
Net increase                                 1,436,467         $17,693,108
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Edward T. Shadek, Jr.
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA075-84091  2OV  12/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Mid Cap Value Fund
Supplement to Semiannual Report dated 10/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/02

                                                                        NAV

6 months                                                             -20.85%
1 year                                                                -4.54
Life of fund (since class A inception, 11/1/99)                       29.96
Annual average                                                         9.11

Share value:                                                            NAV

4/30/02                                                              $12.00
10/31/02                                                              $9.44

----------------------------------------------------------------------------

Distributions:      No.         Income           Capital gains         Total
                     2          $0.062                 --             $0.062
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.